EQUITY FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

EQUITY FUNDS

SUPPLEMENT DATED JUNE 1, 2009 TO PROSPECTUS DATED JULY 31, 2008

The following replaces the fifth paragraph under Fund Management on Page 36 of the Prospectus:

Effective June 1, 2009, the manager for the Income Equity Fund is Jackie M. Benson, Vice President of Northern Trust. Ms. Benson was co-manager of the Fund from March 2007 to May 2009. Since joining Northern Trust in September 2004, Ms. Benson has managed various equity portfolios. She was a director and senior high yield analyst within Banc One Capital Markets from 2002 to 2004.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	NFSPTEQTY 6/09

NORTHERN FUNDS PROSPECTUS